                                                                   EXHIBIT 3.143

                           COMMONWEALTH OF VIRGINIA

(SEAL)                    STATE CORPORATION COMMISSION

I Certify the Following from the Records of the Commission:

The foregoing is a true copy of all documents constituting the charter of U-HAUL CO. OF VIRGINIA on file in the Clerk's Office of the Commission.

Nothing more is hereby certified.

(SEAL)                Signed and Sealed at Richmond on this Date:
                      August 5, 2003

                                        /s/ Joel H. Peck
                                        ------------------------------------
                                        Joel H. Peck, Clerk of the Commission
CIS0505

                               ARTICLES OF MERGER

                         RICHMOND TRAILER MFG. CO. INC.

                                      INTO

                             U-HAUL CO. OF VIRGINIA

                           BOTH VIRGINIA CORPORATIONS

         The undersigned corporation, pursuant to Title 13.1, Chap. 9, Article 12 of the Code of Virginia, hereby executes the following Articles of Merger and sets forth:

         1) That Richmond Trailer Mfg. Co. Inc., is a Virginia corporation.

         2) That U-Haul Co. of Virginia, a Virginia corporation, is the surviving corporation.

         3) That the Board of Directors of Richmond Trailer Mfg. Co. Inc., met on March 29, 1991 and by resolution adopted by a majority vote of the members of such Board approved the Plan of Merger set forth in these articles.

         4) That the Board of Directors of U-Haul Co. of Virginia met on March 29, 1991 and by resolution adopted by the majority of the members of such Board approved the Plan of Merger set forth in these articles.

         5) By written consent, executed on March 29,1991 signed by the holders of 500 shares of U-Haul Co. of Virginia, being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

         6) By written consent, executed on March 29, 1991 signed by the holders of 50 shares of Richmond Trailer Mfg. Co. Inc., being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

STATE OF ARIZONA

COUNTY OF MARICOPA

         on this 29th day of March 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Virginia, a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                     /s/ BLANCHE I. PASSOLT
                                     ----------------------
                                     NOTARY PUBLIC


STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 29th day of March, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of Richmond Trailer Mfg. Co. Inc., a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                     /s/ BLANCHE I. PASSOLT
                                     ----------------------
                                     NOTARY PUBLIC

0125799-7

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                  April 3, 1991

The State Corporation Commission has found the accompanying articles submitted on behalf of

RICHMOND TRAILER MFG. CO., INC.

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clerk of the Commission.

RICHMOND TRAILER MFG. CO., INC.

are merged into U-HAUL CO. OF VIRGINIA, which will continue to be a corporation existing under the laws of the State of VIRGINIA with the corporate name U-HAUL CO. OF VIRGINIA. The existence of all non-surviving corporations will cease, according to the plan of merger.

The certificate is effective on April 3, 1991.

                                    STATE CORPORATION COMMISSION

                                    By /s/ Thomas P. Harword. j

                                       Commissioner

MERGACPT
CIS20436
91-04-02-0050

                              ARTICLES OF AMENDMENT

                                       OF

                        THE ARTICLES OF INCORPORATION OF

                        U-HAUL CO. OF TIDEWATER VIRGINIA

Pursuant to the provisions of the Virginia Stock Corporation Act, the undersigned corporation executes the following Articles of Amendment to its Articles of Incorporation:

         1.       The name of the corporation is U-Haul Co. of Tidewater
                  Virginia.

         2. The following amendment to the Articles of Incorporation was approved by the directors at a meeting held on the 19th day of November, 1990:

                  RESOLVED: That the Articles of Incorporation of U-Haul Co. of Tidewater Virginia, a Virginia corporation be amended to read as follows:

                                   "ARTICLE I"

                  The name of the corporation is: U-HAUL CO. OF VIRGINIA.

         3. The sole shareholder adopted said amendment by a consent in writing dated November 19, 1990, setting forth the action so taken.

         4. The number of shares which voted affirmatively for the adoption of said resolution is 500, and the total number of shares issued and outstanding is 500.

DATED: November 19, 1990

                                        U-HAUL CO. OF TIDEWATER VIRGINIA

                                        By: /s/ John A. Lorentz
                                            -----------------------------------
                                            John A. Lorentz, President

                                        By: /s/ Gary V. Klinefelter
                                            ------------------------------------
                                            Gary V. Klinefelter, Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                NOVEMBER 27, 1990

The State Corporation Commission has found the accompanying articles submitted on behalf of

U-HAUL CO. OF VIRGINIA (FORMERLY U-HAUL CO. OF TIDEWATER VIRGINIA)

to comply with the requirements of law, and confirms payment of all related fees.

Therefore, it is ORDERED that this

CERTIFICATE OF AMENDMENT

be issued and admitted to record with the articles of amendment in the Office of the clerk of the Commission, effective November 27, 1990.

The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                                 STATE CORPORATION COMMISSION

                                                 By /s/ [ILLEGIBLE]

                                                    Commissioner
AMENACPT
CIS20436
90-11-26-0204

                               ARTICLES OF MERGER

                   RICHMOND RENTAL EQUIPMENT REPAIR SHOP, INC.

                                      INTO

                        U-HAUL CO. OF TIDEWATER VIRGINIA

                           BOTH VIRGINIA CORPORATIONS


The undersigned corporatons, pursuant to Title 13.1, Chap. 9, Art. 12 of the Code of Virginia, hereby executes the following articles of merger and sets forth:

         1) That Richmond Rental Equipment Repair Shop, Inc., is a Virginia corporation.

         2) That U-Haul Co. of Tidewater Virginia, a Virginia corporation, is the surviving corporation.

         3) That the Board of Directors of Richmond Rental Equipment Repair Shop, Inc., met on February 20, 1989 and by resolution adopted by a majority vote of the members of such Board approved the Plan of Merger set forth in these articles.

         4) That the Board of Directors of U-Haul Co. of Tidewater Virginia met on February 20, 1989 and by resolution adopted by the majority of the members of such Board approved the Plan of Merger set forth in these articles.

         5) By written consent, executed on February 20, 1989 signed by the holders of 500 shares of U-Haul Co. of Tidewater Virginia, being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

         6) By written consent, executed on February 20, 1989 signed by the holders of 100 shares of Richmond Rental Equipment Repair Shop, Inc., being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

                                 PLAN OF MERGER

         1. Richmond Rental Equipment Repair Shop, Inc., shall be merged into U-Haul Co. of Tidewater Virginia, herein designated the Surviving Corporation.

         2. Constituent Corporation hereby agree to execute all such documents and instruments and take all such action necessary and desirable to evidence or carry out this merger.

         3. The Surviving Corporation shall pay all expenses of accomplishing the merger.

         4. The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

         5. Effective date of merger shall be the date of filing.

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the afore-mentioned corporations as the day and year hereafter acknowledged.

                         Surviving Corporation:      U-HAUL CO. OF TIDEWATER
                                                     VIRGINIA
                                                     a Virginia corporation

                                        By: /s/ John E. Laurie
                                            -------------------------------
                                            John E. Laurie, President

Verified

By: /s/ Patricia E. Joseph
    ------------------------------
    Patricia E. Joseph, Secretary

                                Absorbed Corporation:  Richmond Rental Equipment
                                                       Repair Shop, Inc.
                                                       a Virginia Corporation

                                    By: /s/ Wallace King
                                        ---------------------------
                                        Wallace King, President

Verified

By: /s/ Helea King
    -------------------------
    Helea King, Secretary

STATE OF
COUNTY OF

         On this day of , 1989, before me, the undersigned Notary Public, personally appeared John E. Laurie, known to me to be the President of U-Haul Co. of Tidewater Virginia, a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                       /s/ Patricia E. Joseph
                                       --------------------------------
                                       NOTARY PUBLIC

(NOTARY SEAL)

STATE OF [ILLEGIBLE]
COUNTY OF [ILLEGIBLE]

         On this day of [ILLEGIBLE] 1989, before me, the undersigned Notary Public, personally appeared Wallace King, known to me to be the President of Richmond Rental Equipment Repair Shop, Inc. a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                     /s/ [ILLEGIBLE]
                                     ---------------------------------
                                     NOTARY PUBLIC
         (NOTARY SEAL)               My Commission Expires January 6, 1991

0125799-7

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                               September 27, 1989

The State Corporation Commission has found the accompanying articles submitted on behalf of RICHMOND RENTAL EQUIPMENT REPAIR SHOP, INC.

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clerk of the Commission.

RICHMOND RENTAL EQUIPMENT REPAIR SHOP, INC.

aro merged into U-HAUL CO. OF TIDEWATER VIRGINIA, which will continue to be a corporation existing under the laws of the State of VIRGINIA with the corporate name U-HAUL CO. OF TIDEWATER VIRGINIA. The existence of all nor surviving corporations will cease, according to the plan of merger.

The certificate is effective on September 27, 1989.

                                       STATE CORPORATION COMMISSION

                                       By: /s/ [ILLEGIBLE]
                                           --------------------------
                                           Commissioner

MERGACPT
CIS20436
89-09-18-0144

                           ARTICLES AND PLAN OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 20th day of February, 1989, entered into by (U-Haul Co. of Tidewater-0125799 Virginia,) the surviving corporation and (Hyattsville Rental-0181397 Equipment Repair Shop, Inc.,) the Absorbed Corporation, both corporations of the State of Virginia and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Virginia, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 1301 Monticello Ave., Norfolk, VA 23510.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                               NUMBER OF
                             NUMBER OF          SHARES           NUMBER     NUMBER
    COMPANY                    SHARES          ENTITLED          VOTED       VOTED
     NAME                   OUTSTANDING         TO VOTE           FOR       AGAINST
      ----                  -----------         -------           ---       -------
Hyattsville Rental              100               100             100          0
Equipment Repair
Shop, Inc.

U-Haul Co. of                   500               500             500          0
Tidewater Virginia

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Virginia, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Virginia.

                                       VI

         The Surviving Corporation hereby irrevocable appoints Edward R. Parker, 5511 Staples Mill Road, Richmond, Virginia, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                              Surviving Corporation:  U-HAUL CO. OF TIDEWATER
                                                      VIRGINIA
                                                      a Virginia corporation

                                     By: /s/ John E. Laurie
                                         --------------------------------
                                         John E. Laurie, President

Verified

By: /s/ Patricia E. Joseph
    ---------------------------------
    Patricia E. Joseph, Secretary

                             Absorbed Corporation: Hyattsville Rental Equipment
                                                   Repair Shop, Inc.
                                                   a Virginia Corporation

                                       By: /s/ Robert C. Rector
                                           ------------------------------
                                           Robert C. Rector, President

Verified

By: /s/ Deborah Ashton
    --------------------------
    Deborah Ashton, Secretary

STATE OF
COUNTY OF

         On this day of , 1989, before me, the undersigned Notary Public, personally appeared John E. Laurie, known to me to be the President of U-Haul Co. of Tidewater Virginia, a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                     /s/ Patricia E. Joseph
                                     -------------------------------
                                     NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF
COUNTY OF

         On this day of , 1989, before me, the undersigned Notary Public, personally appeared Robert C. Rector, known to me to be the President of Hyattsville Rental Equipment Repair Shop, Inc. a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed same.

                                      /s/ [ILLEGIBLE]
                                      ----------------------------
                                      NOTARY PUBLIC

         (NOTARY SEAL)

0125799-7

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                               September 21, 1989

The State Corporation Commission has found the accompanying articles submitted on behalf of HYATTSVILLE RENTAL EQUIPMENT REPAIR SHOP, INC.

to comply with the requirements of law. Therefore, it is ORDERED that this

CERTIFICATE OF MERGER

be issued and admitted to record with the articles in the office of the Clark of the Commission.

HYATTSVILLE RENTAL EQUIPMENT REPAIR SHOP, INC.

are merged into U-HAUL CO. OF TIDEWATER VIRGINIA, which will continue to be a corporation existing under the laws of the State of VIRGINIA with the corporate name U-HAUL CO. OF TIDEWATER VIRGINIA. The existence of all no surviving corporations will cease, according to the plan of merger.

The certificate is effective on September 21, 1989.

                                       STATE CORPORATION COMMISSION

                                       By: /s/ [ILLEGIBLE]
                                           --------------------------------
                                           Commissioner

MERGACPT
CIS20436
89-09-19-0096

                               ARTICLES OF MERGER

                   NORFOLK RENTAL EQUIPMENT REPAIR SHOP, INC.

                                      INTO

                        U-HAUL CO. OF TIDEWATER VIRGINIA

                           BOTH VIRGINIA CORPORATIONS

The undersigned corporations, pursuant to Title 13.1, Chap. 9, Art. 12 of the Code of Virginia, hereby executes the following articles of merger and sets forth:

         1) That Norfolk Rental Equipment Repair Shop, INC. is a Virginia corporation.

         2) That U-Haul Co. of Tidewater Virginia, a Virginia corporation, is the surviving corporation.

         3) That the Board of Directors of Norfolk Rental Equipment Repair Shop, Inc., met on February 20, 1989 and by resolution adopted by a majority vote of the members of such Board approved the Plan of Merger set forth in these articles.

         4) That the Board of Directors of U-Haul Co. of Tidewater Virginia met on February 20, 1989 and by resolution adopted by the majority of the members of such Board approved the Plan of Merger set forth in these articles.

         5) By written consent, executed on February 20, 1989 signed by the holders of 500 shares of U-Haul Co. of Tidewater Virginia, being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

         6) By written consent, executed on February 20, 1989. signed by the holders of 10,700 shares of Norfolk Rental Equipment Repair shop, Inc., being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

                                 PLAN OF MERGER

         1. Norfolk Rental Equipment Repair Shop, Inc., shall be merged into U-Haul Co. of Tidewater Virginia, herein designated the Surviving Corporation.

         2. Constituent Corporation hereby agree to execute all such documents and instruments and take all such action necessary and desirable to evidence or carry out this merger.

         3. The Surviving Corporation shall pay all expenses of accomplishing the merger.

         4. The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

         5.       Effective date of merger shall be the date of filing.

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the afore-mentioned corporations as the day and year hereafter acknowledged.

                                 Surviving Corporation:  U-HAUL CO. OF TIDEWATER
                                                         VIRGINIA
                                                         a Virginia corporation

                                         By: /s/ John E. Laurie
                                             -----------------------------------
                                             John E. Laurie, President

Verified

By: /s/ Patricia E. Joseph
    -------------------------------
    Patricia E. Joseph, Secretary

                                 Absorbed Corporation:  Norfolk Rental Equipment
                                                        Repair Shop, Inc.
                                                        a Virginia Corporation

                                         By: /s/ Ernest E. Godwin
                                             -----------------------------------
                                             Ernest E. Godwin, President

Verified

By: /s/ Carolyn E. Bannett
    -----------------------------------
    Carolyn E. Bannett, Secretary

STATE OF
COUNTY OF

         On this   day of      , 1989, before me, the undersigned Notary Public,
personally appeared John E. Laurie, known to me to be the President of U-Haul Co. of Tidewater Virginia, a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                      /s/ Patricia E. Joseph
                                                      --------------------------
                                                      NOTARY PUBLIC
         (NOTARY SEAL)

STATE OF
COUNTY OF

         On this day of , 1989, before me, the undersigned Notary Public, personally appeared Ernest E. Godwin, known to me to be the President of Norfolk Rental Equipment Repair Shop, Inc. a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                                      /s/ Patricia E. Joseph
                                                      --------------------------
                                                      NOTARY PUBLIC

         (NOTARY SEAL)

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 11th day July, 1988, entered into by U-Haul Co. of Tidewater Virginia, the Surviving Corporation, and Movers World of Virginia, Inc., the Absorbed Corporation, both corporations of the State of Virginia, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Virginia, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                       I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is 1301 Monticello Ave., Norfolk, VA 23510.

                                      III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                          NUMBER OF
                            NUMBER OF      SHARES        NUMBER      NUMBER
       COMPANY               SHARES       ENTITLED       VOTED        VOTED
         NAME              OUTSTANDING     TO VOTE        FOR        AGAINST
--------------------------------------------------------------------------------
Movers World of
    Virginia, Inc.            100            100          100           0

U-Haul Co. of
    Tidewater Virginia        500            500          500           0

                                       V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Virginia, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Virginia.

                                       IV

         The Surviving Corporation hereby irrevocable appoints Edward R. Parker, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                         Surviving Corporation: U-HAUL CO. OF TIDEWATER
                                                VIRGINIA, a Virginia corporation

                                           By:    /s/ John E. Laurie
                                               ---------------------------------
                                               John E. Laurie, President

Verified:

By: /s/ Patricia E. Joseph
   -----------------------------------
   Patricia E. Joseph, Secretary

                         Absorbed Corporation: MOVERS WORLD OF VIRGINIA, INC.
                                               a Virginia Corporation

                                           By:    /s/ John M. Dodds
                                               ---------------------------------
                                               John M. Dodds, President

Verified

By:  /s/ John A. Lorentz
   -----------------------------------
   John A. Lorentz, Secretary

STATE OF
COUNTY OF

         On this 17th day of August, 1988, before me, the undersigned Notary Public, personally appeared John E. Laurie, known to me to be the President of U-Haul Co. of Tidewater Virginia, a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

         (NOTARY SEAL)                          /s/ [ILLEGIBLE]
                                                --------------------------------
                                                NOTARY PUBLIC

                                                [ILLEGIBLE]

STATE OF ARIZONA
COUNTY OF MARICOPA

         On this 3rd day of August, 1988, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Movers World of Virginia, Inc., Inc., a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

         (NOTARIAL SEAL)                        /s/ [ILLEGIBLE]
                                                --------------------------------
                                                NOTARY PUBLIC

                               ARTICLES OF MERGER

Pursuant to the provisions of The General and Business Corporation Law of Virginia, the undersigned Corporations certify the following:

         1) That Movers World of Virginia, Inc., is a Virginia corporation.

         2) That U-Haul Co. of Tidewater Virginia, a Virginia corporation, is hereby merged and that the above named U-Haul Co. of Tidewater Virginia is the surviving corporation.

         3) That the Board of Directors of Movers World of Virginia, Inc., met on July 11, 1988, and by resolution adopted by a majority vote of the members of such Board approved the Plan of Merger set forth in these articles.

         4) That the Board of Directors of U-Haul Co. of Tidewater Virginia met on July 11, 1988, and by resolution adopted by the majority vote of the members of such Board approved the Plan of Merger set forth in these articles.

         5) By written consent, executed on July 11, 1988, signed by the holders of 500 shares of U-Haul Co. of Tidewater Virginia, being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

         6) By written consent, executed on July 11, 1988, signed by the holders of 100 shares of Movers World of Virginia, Inc., being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

         7)       PLAN OF MERGER

                  1. Movers World of Virginia, Inc., shall be merged into U-Haul Co. of Tidewater Virginia, herein designated the Surviving Corporation.

                  2. Constituent Corporation hereby agree to execute all such documents and instruments and take all such action necessary and desirable to evidence or carry out this merger.

                  3. The Surviving Corporation shall pay all expenses of accomplishing the merger.

                  4. The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

IN WITNESS WHEREOF, these Articles of Merger have been executed in duplicate by the afore-mentioned corporations as the day and year hereafter acknowledged.

                         Surviving Corporation: U-HAUL CO. OF TIDEWATER
                                                VIRGINIA, a Virginia corporation

                                           By: /s/ John E. Laurie
                                               ---------------------------------
                                               John E. Laurie, President

Verified

By: /s/ Patricia E. Joseph
    -----------------------------
    Patricia E. Joseph, Secretary

                            Absorbed Corporation: MOVERS WORLD OF VIRGINIA, INC.
                                               a Virginia Corporation

                                           By: /s/ John M. Dodds
                                               ---------------------------------
                                               John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    -----------------------------
    John A. Lorentz, Secretary

STATE OF
COUNTY OF

         On this 17th day of August, 1988, before me, the undersigned Notary Public, personally appeared John E. Laurie, known to me to be the President of U-Haul Co. of Tidewater Virginia, a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

         (NOTARY SEAL)                         /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               NOTARY PUBLIC

                                               [ILLEGIBLE]

STATE OF ARIZONA
COUNTY OF MARICOPA

         On this 3rd day of August, 1988, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Movers World of Virginia, Inc.,Inc., a Virginia corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

         (NOTARIAL SEAL)                       /s/ [ILLEGIBLE]
                                               ---------------------------------
                                               NOTARY PUBLIC

SCC9B
125799

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, December 20, 1988

The accompanying articles having been delivered to the State Corporation Commission on behalf of

MOVERS WORLD OF VIRGINIA, INC.

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

ORDERED that this CERTIFICATE OF MERGER

be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that MOVERS WORLD OF VIRGINIA, INC. be merged into U-HAUL CO. OF TIDEWATER VIRGINIA the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name U-HAUL CO. OF TIDEWATER VIRGINIA and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease, effective December 20, 1988.

                                               STATE CORPORATION COMMISSION

                                               By /s/ [ILLEGIBLE]
                                                  ------------------------------
                                                           Commissioner

                               ARTICLES OF MERGER

         Pursuant to the provisions of the General and Business Corporation Law of Virginia, the undersigned Corporations verify the following:

         (1)      That U-Haul Co. of Central Virginia, is a Virginia corporation

         (2) That U-Haul Co. of Tidewater Virginia, a Virginia corporation are hereby merged and that the above named U-Haul Co. of Tidewater Virginia is the surviving corporation.

         (3) That the Board of Directors of U-Haul Co. of Central Virginia, met on December 9, 1985 and by resolution adopted by a majority vote of the members of such Board approved teh Plan of Merger set forth in these Articles.

         (4) That the Board of Directors of U-Haul Co. of Tidewater Virginia, met on December 9, 1985 and by resolution adopted by a majority vote of the members of such Board approved the Plan of Merger set forth in these Articles.

         (5) By written consent, executed on December 9, 1985, signed by the holders of 500 shares of U-Haul Co. of Tidewater Virginia, being all of the shares of the Corporation entitled to vote in adoption of the Plan of Merger by such corporation.

         (6) By written consent, executed on December 9, 1985, signed by the holders of 500 shares of U-Haul Co. of Central Virginia, being all of the shares of the corporation entitled to vote in adoption of the Plan of Merger by such corporation.

         (7)      PLAN OF MERGER

                  1. U-Haul Co. of Central Virginia, shall be merged into U-Haul Co. of Tidewater Virginia, herein designated the Surviving corporation.

                  2. All Issued and outstanding shares of stock of absorbed Corporation shall be cancelled.

                  3. Constituent Corporations hereby agree to execute all such documents and instruments and take all such action necessary and desirable to evidence or carry out this merger.

                  4. The Surviving Corporation shall pay all expenses of accomplishing the merger.

                                 PLAN OF MERGER

         This Agreement of Merger, dated this 9th day of December, 1985 entered into by U-Haul Co, of Tidewater Virginia and U-Haul Co. of Central Virginia, both Virginia corporations, together referred to as Constituent Corporations, hereby WITNESSTH THAT:

         The members of the Board of Directors of both Constituent Corporations and the sole shareholder of U-Haul Co. of Tideward Virginia have unanimously approved and adopted the following plan:

                                        I

         U-Haul Co. of Virginia, shall be merged into U-Haul Co. of Tidewater Virginia, herein designated the Surviving Corporation.

                                       II

         U-Haul Co. of Virginia, a Virginia corporation and the absorbed corporation, the provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  A. All issued and outstanding shares of stock of the Absorbed corporation shall be cancelled.

                  B. On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding stock of the Successor and surviving corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       III

                  Constituent Corporations hereby agree to execute all such documents and instruments and take all such action necessary and desirable to carry out this merger.

                                       IV

                  The Surviving Corporation shall pay all expenses of accomplishing the merger.

                                        V

                  The Articles of Incorporation of Surviving Corporation shall continue to be its Articles of Incorporation until altered or amended, and shall not be affected by this merger.

         IN WITNESS WHEREOF the corporation parties hereby execute this Agreement of Merger this 9th day of December, 1985.

                  Surviving Corporation:  U-Haul Co. of Tidewater Virginia,
                                          a  Virginia Corporation

                                          By: /s/ John E. Laurie
                                              ----------------------------------
                                              John E. Laurie, President

                                          By: /s/ Linda L. Smith
                                              ----------------------------------
                                              Linda L. Smith, Secretary

                  Absorbed Corporation:   U-Haul Co. of Central Virginia,
                                          a Virginia Corporation

                                          By: /s/ Charles Ange
                                              ----------------------------------
                                              Charles Ange, President

                                          By: /s/ Judith A. Bowen
                                              ----------------------------------
                                              Judith A. Bowen, Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, JANUARY 31, 1986

The accompanying articles having been delivered to the State Corporation Commission on behalf of

U-HAUL CO. OF CENTRAL VIRGINIA

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

ORDERED that this CERTIFICATE OF MERGER

be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that U-HAUL CO. OF CENTRAL VIRGINIA be merged into U-HAUL CO. OF TIDEWATER VIRGINIA the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name U-HAUL CO. OF TIDEWATER VIRGINIA and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease, effective January 31, 1986.

                                          STATE CORPORATION COMMISSION

                                          By /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                        Commissioner

                              ARTICLES OF AMENDMENT
                        OF THE ARTICLES OF INCORPORATION
                 OF AMERCO MARKETING CO. OF TIDEWATER VIRGINIA

STATE OF VIRGINIA     )
                      ) ss.
COUNTY OF NANSEMOND   )

         Charles Ray Smith and Joan E. Beavers being first duly sworn upon their oath depose and say:

         1.       That they are the President and the Secretary respectively of

                  AMERCO MARKETING CO. OF TIDEWATER VIRGINIA.

         2. That at a meeting of the Board of Directors of said corporation, duly held at Norfolk, Virginia on February 22, 1973 the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of Incorporation be amended to read as follows:

                           The name of this corporation is U-HAUL CO.
                           OF TIDEWATER VIRGINIA."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Norfolk, Virginia on February 22, 1973. That the wording of the amended article, as set forth in the shareholders, resolution, is the same as that set forth in the directors' resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

         5. All of the outstanding stock of this corporation is being held by U-HAUL CO., a Virginia corporation, who has, in the adoption of the resolution authorizing this amendment waived the notice of meeting of shareholders.

                                          /s/ Charles Ray Smith
                                          --------------------------------------
                                          Charles Ray Smith - President

                                          /s/ John E. Beavers
                                          --------------------------------------
                                          John E. Beavers - Secretary

Page One of Two Pages

STATE OF VIRGINIA      )
                       ) ss.
COUNTY OF NANSEMOND    )

         Charles Ray Smith, being sworn on his oath deposes and says that he executed the foregoing instrument as President of the corporation; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes them to be true.

                                          /s/ Charles Ray Smith
                                          --------------------------------------
                                          Charles Ray Smith - President

         Sworn to and subscribed before me this 5th day of March 1973.

                                          /s/ John E. Beavers
                                          --------------------------------------

         Notary Public in and for the County of Nansemond, State of Virginia.

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                                             AT RICHMOND,
                                                             April 3, 1973

         The accompanying articles having been delivered to the State Corporation Commission on behalf of

                   Amerco Marketing Co. of Tidewater Virginia
                (chg. name to: U-Haul Co. of Tidewater Virginia)

and the Commission having found that the articles comply with the requirements of law and that all required fees have been said, it is

         ORDERED that this CERTIFICATE OF          AMENDMENT

be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

         Upon the completion of such recordation, this order and the articles shall be forwarded for recordation in the office of the clerk of the Corporation Court, City of Norfolk

                                          STATE CORPORATION COMMISSION

                                          By /s/  [ILLEGIBLE]
                                             -----------------------------------
                                                                    Commissioner

VIRGINIA:

         In the Clerk's Office of the   Corporation Court, City of Norfolk

The foregoing certificate (including the accompanying articles) has been duly recorded in my office this 12th day of April, 1973 and is now returned to the State Corporation Commission by certified mail.

                                          Katherino V. Respess
                                          --------------------------------------
                                                                           Clerk

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                                            D.C.

                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                        U-HAUL CO. OF TIDEWATER VIRGINIA

STATE OF VIRGINIA        )
                         ) ss.
COUNTY OF NANSEMOND      )

         Robert D. Beavers, Jr. and Joan E. Beavers being first duly sworn upon their oath depose and say:

         1. That they are the President and the Secretary respectively of U-HAUL. CO. OF TIDEWATER VIRGINIA.

         2. That a meeting of the Board of Directors of said corporation, duly held at Virginia Beach, Virginia on August 12, 1970, the following resolution was adopted:

                           "RESOLVED: That Article I of the Articles of Incorporation be amended to read as follows:

                           The name of this corporation is AMERCO MARKETING CO. OF TIDEWATER VIRGINIA."

         3. That the shareholders have adopted said amendment by resolution at a meeting held at Virginia Beach, Virginia on August 12, 1970. That the wording of the amended article, as set forth in the shareholders, resolution, is the same as that set forth in the directors, resolution in Paragraph 2 above.

         4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

         5. All of the outstanding stock of this corporation is being held by U-HAUL, CO., a Virginia corporation, who has, in the adoption of the resolution authorizing this amendment waived the notice of meeting of shareholders.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                       President

         (CORPORATE SEAL)

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------
                                                        Secretary

Page One of Two Pages

STATE OF VIRGINIA       )
                        ) ss.
COUNTY OF NANSEMOND     )

         Robert D. Beavers, Jr., being sworn on his oath deposes and says that he executed the foregoing instrument as president of the corporation; that he has read the same and knows the contents thereof; that the matters stated therein are true to his knowledge, except such matters as are stated to be upon information and belief and as to those matters he believes then to be true.

                                          /s/ Robert D. Beavers
                                          --------------------------------------
                                                       President

         Sworn to and subscribed before me this 19th day of october, 1970.

                                          /s/ [ILLEGIBLE]
                                          --------------------------------------

Notary Public in and for the CITY of VERGINIA BEACH, State of VERGINIA

                                          My Commission Expires March 7, 1973

         (NOTARIAL SEAL)

Page Two of Two Pages

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                                        AT RICHMOND,
                                                        November 4, 1970

         The accompanying articles having been delivered to the State Corporation Commission on behalf of

                 U-Haul Co. of Tidewater Virginia (chg. name to:
                   Amerco Marketing Co. of Tidewater Virginia)

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

         ORDERED that this CERTIFICATE OF AMENDMENT

be issued, and that this order, together with the articles, be admitted to record in the office of the commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

         Upon the completion of such recordation, this order and the articles shall be forwarded for recordation in the office of the clerk of the Corporation Court, City of Norfolk

                                                STATE CORPORATION COMMISSION

                                          By /s/  [ILLEGIBLE]
                                             -----------------------------------
                                                                        Chairman

VIRGINIA:

         In the Clerk's Office of the Corporation Court, City of Norfolk

The foregoing certificate (including the accompanying articles) has been duly recorded in my office this 12th day of November, 1970 and is now returned to the State Corporation Commission by certified mail.

                                          KATHERINE V. RESPESS
                                          --------------------------------------
                                                                           Clerk

                                          By /s/ [ILLEGIBLE]
                                             -----------------------------------
                                                                            D.C.

                            ARTICLES OF INCORPORATION

                                       of

                        U-HAUL CO. OF TIDEWATER VIRGINIA

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Virginia.

                                    ARTICLE I

         The name of the corporation is U-HAUL CO. OF TIDEWATER VIRGINIA.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                   ARTICLE III

         The purpose or purpooes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Virginia upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Virginia.

                                   ARTICLE IV

         The aggregate number of shares which the corporation shall have authority to issue are five thousand (5,000) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Fifty Thousand ($50,000.00) Dollars.

                                    ARTICLE V

         The corporation will not commence business until the consideration

Page one of two pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its registered office shall be 10 South Tenth Street, in the City of Richmond, Virginia 23219, and the name of the initial registered agent at said address is James R. Farley who is a resident of the State of Virginia and a Director of this corporation.

                                   ARTICLE VII

         The Initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

              Robert D. Beavers, Jr.          3701 Gladstone
                                              Virginia Beach, Virginia 23452

              Louis H. Rhea                   3701 Gladstone
                                              Virginia Beach, Virginia 23452

              James R. Farley                 10 South Tenth Street
                                              Richmond, Virginia 23219

         IN WITNESS WHEREOF, we have hereunto set our hand and seal this 27th day of february, 1970.

                                          /s/ David L. Helsten
                                          --------------------------------------
                                          David L. Helsten

                                          /s/ Arthur G. Seifert
                                          --------------------------------------
                                          Arthur G. Seifert

                                          /s/ John A. Lorentz
                                          --------------------------------------
                                          John A. Lorentz

                            COMMONWEALTH OF VIRGINIA

                          STATE CORPORATION COMMISSION

                                                        AT RICHMOND,
                                                        April 7, 1970

         The accompanying articles having been delivered to the State Corporation Commission on behalf of

                        U-Haul Co. of Tidewater Virginia

and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

         ORDERED that this CERTIFICATE OF        INCORPORATION

be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                          STATE CORPORATION COMMISSION

                                          By /s/  [ILLEGIBLE]
                                             -----------------------------------
                                                                        Chairman